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                                  UNITED STATES
                       SECURITIES and EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 11, 2004

                              THE BISYS GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 001-31254                13-3532663
(State or other Jurisdiction        (Commission File         (IRS Employer
      of incorporation)             Number)                  Identification No.)

                    90 Park Avenue, New York, New York 10016
                    (Address of principal executive offices)

                                 (212) 907-6000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act 917 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     (b) Effective as of November 11, 2004, Thomas E. McInerney retired from the Board of Directors of The BISYS Group, Inc. (the "Company") and did not stand for reelection as a director at the Company's 2004 Annual Meeting of Stockholders.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE BISYS GROUP, INC.

                                                     By:  /s/ Kevin J. Dell
                                                        ------------------------
                                                          Kevin J. Dell
                                                          Executive Vice
                                                          President, General
                                                          Counsel and Secretary
Date:  November 11, 2004

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